Exhibit 99.1
FOR IMMEDIATE RELEASE
November 5, 2018

Contacts:	Shareholders’/Analysts’ Inquiries:	Media Inquiries:
	Tiffany Mason	Dan Frahm
	704-758-2033	704-758-2350
	tiffany.l.mason@lowes.com	daniel.frahm@lowes.com

LOWE’S TO CLOSE UNDERPERFORMING STORES
Company will wind down 20 U.S. stores and 31 locations in Canada

MOORESVILLE, N.C. - Lowe’s Companies, Inc. (NYSE: LOW) today announced the wind-down of certain underperforming store locations as part of its ongoing strategic reassessment. To focus on its most profitable stores and improve the overall health of its store portfolio, the company will:

•
Close 20 U.S. stores. Most associates at these stores will be extended opportunities to transition to a similar role at a nearby Lowe’s store. The majority of impacted stores are located within 10 miles of another Lowe’s store.

•	Close 31 Canadian stores and other locations.

“While decisions that impact our associates are never easy, the store closures are a necessary step in our strategic reassessment as we focus on building a stronger business,” said Marvin R. Ellison, Lowe’s president and CEO. “We believe our people are the foundation of our business and essential to our future growth, and we are making every effort to transition impacted associates to nearby Lowe’s stores.”

Lowe’s expects to close the impacted stores by the end of the company’s 2018 fiscal year (Feb. 1, 2019). To facilitate an orderly wind-down, the company intends to conduct store closing sales for most of the impacted locations with the exception of select stores in the U.S., which will close immediately. Lowe’s has partnered with Hilco Merchant Services to help manage the process in the U.S. and ensure a seamless experience for customers.

The expected financial impact of today's announcement of $0.28 to $0.34 per diluted share was not contemplated in the business outlook for fiscal 2018 which the company provided on Aug. 22 when it released its second quarter earnings. Additional details regarding the impact of the store closings will be provided in the next quarterly earnings release on Nov. 20.

A list of impacted stores may be found on Lowe’s newsroom.

Disclosure Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe”, “expect”, “anticipate”, “plan”, “desire”, “project”, “estimate”, “intend”, “will”, “should”, “could”, “would”, “may”, “strategy”, “potential”, “opportunity” and similar expressions are forward-looking statements. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, Lowe’s plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, Lowe’s strategic initiatives, including those relating to acquisitions and dispositions by Lowe’s and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements.

A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, management and key personnel change, changes in general economic conditions, such as the rate of unemployment, interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, changes in consumer spending, changes in the rate of housing turnover, the availability of consumer credit and of mortgage financing, inflation or deflation of commodity prices, and other factors that can negatively affect our customers, as well as our ability to: (i) respond to adverse trends in the housing industry, a reduced rate of growth in household formation, and slower rates of growth in housing renovation and repair activity, as well as uneven recovery in commercial building activity; (ii) secure, develop, and otherwise implement new technologies and processes necessary to realize the benefits of our strategic initiatives focused on omni-channel sales and marketing presence and enhance our efficiency, and otherwise successfully execute on our strategy and implement our strategic initiatives, including acquisitions and dispositions; (iii) attract, train, and retain highly-qualified associates; (iv) manage our business effectively as we adapt our operating model to meet the changing expectations of our customers; (v) maintain, improve, upgrade and protect our critical information systems from data security breaches, ransomware and other cyber threats; (vi) respond to fluctuations in the prices and availability of services, supplies, and products; (vii) respond to the growth and impact of competition; (viii) address changes in existing or new laws or regulations that affect consumer credit, employment/labor, trade, product safety, transportation/logistics, energy costs, health care, tax or environmental issues; (ix) positively and effectively manage our public image and reputation and respond appropriately to unanticipated failures to maintain a high level of product and service quality that could result in a negative impact on customer confidence and adversely affect sales; and (x) effectively manage our relationships with selected suppliers of brand name products and key vendors and service providers, including third party installers. In addition, we could experience impairment losses and other charges if either the actual results of our operating stores are not consistent with the assumptions and judgments we have made in estimating future cash flows and determining asset fair values, or we are required to reduce the carrying amount of our investment in certain unconsolidated entities. With respect to acquisitions and dispositions, potential risks include the effect of such transactions on Lowe’s and the target company’s or operating business’s strategic relationships, operating results and businesses generally; our ability to integrate or divest personnel, labor models, financial, IT and other systems successfully; disruption of our ongoing business and distraction of management; hiring additional management and other critical personnel; increasing the scope, geographic diversity and complexity of our operations; significant integration or disposition costs or unknown liabilities; and failure to realize the expected benefits of the transaction. For more information about these and other risks and uncertainties that we are exposed to, you should read the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” included in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC.

The forward-looking statements contained in this news release are expressly qualified in their entirety by the foregoing cautionary statements. The foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All such forward-looking statements are based upon data available as of the date of this release or other specified date and speak only as of such date. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf about any of the matters covered in this release are qualified by these cautionary statements and in the “Risk Factors” included in our most recent Annual Report on Form 10-K and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. We expressly disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, change in circumstances, future events or otherwise, except as may be required by law.

About Lowe’s
Lowe’s Companies, Inc. (NYSE: LOW) is a FORTUNE® 50 home improvement company serving more than 18 million customers a week in the United States, Canada and Mexico. With fiscal year 2017 sales of $68.6 billion, Lowe’s and its related businesses operate or service more than 2,390 home improvement and hardware stores and employ over 310,000 people. Founded in 1946 and based in Mooresville, N.C., Lowe’s supports the communities it serves through programs that focus on K-12 public education and community improvement projects. For more information, visit Lowes.com.

# # #